                                                                    EXHIBIT 99.1


QLT INC.
CONDENSED CONSOLIDATED STATEMENT OF INCOME DATA RECONCILIATION
(ALL AMOUNTS IN THOUSANDS OF DOLLARS)
FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                  CDN GAAP      Exchange Rate       CDN GAAP                             US GAAP
                                                    CAD$         (Note 2 (d))         US$        Adjustments  Note 2       US$
                                                  -------------------------------------------------------------------------------
REVENUES
Revenue from Visudyne                             $163,352         1.5694           $104,087                            $104,087
Contract research and development                   10,037         1.5702              6,392          (34)    (a)          6,426
                                                  ---------                         ---------                           ---------
                                                   173,389                           110,479                             110,513
                                                  ---------                         ---------                           ---------

COSTS AND EXPENSES
Cost of sales                                       29,968         1.5712             19,073                              19,073
Research and development                            63,373         1.5686             40,402        2,108     (b)         42,252
                                                                                                     (258)    (a)
Selling, general and administrative                 25,263         1.5699             16,092                              16,092
Depreciation and amortization                        8,006         1.5692              5,102       (1,981)    (c)          3,121
Restructuring charge                                 4,500         1.5696              2,867                               2,867
                                                  ---------                         ---------                           ---------
                                                   131,110                            83,536                              83,405
                                                  ---------                         ---------                           ---------

OPERATING INCOME                                    42,279         1.5692             26,943                              27,108

INVESTMENT AND OTHER INCOME
Net foreign exchange losses                           (436)        1.5683               (278)                              (278)
Interest income                                      7,587         1.5689              4,836           22     (a)         4,814
(Writedown) gain on investments                     (9,736)        1.5693             (6,204)                            (6,204)
Equity loss in NSQ                                       -              -                  -          277     (a)          (277)
Other                                                 (267)        1.5799               (169)                              (169)
                                                  ---------                         ---------                          ---------
                                                    (2,852)                           (1,815)                            (2,114)
                                                  ---------                         ---------                          ---------

INCOME BEFORE INCOME TAXES                          39,427         1.5690             25,128                             24,994

PROVISION FOR INCOME TAXES                         (19,965)        1.5692            (12,723)      (2,108)    (b)       (11,399)
                                                                                                      784     (c)
                                                  ---------                         ---------                          ---------
NET INCOME                                          19,462         1.5689             12,405                             13,595
                                                  ---------                         ---------                          ---------
Other comprehensive income                               -              -                  -       (3,523)    (d)         3,523

                                                  ---------                         ---------                          ---------
COMPREHENSIVE NET INCOME                          $ 19,462                          $ 12,405                           $ 17,118
                                                  =========                         =========                          =========

See accompanying notes to condensed consolidated financial statement data reconciliation

QLT INC.
CONDENSED BALANCE SHEET DATA RECONCILIATION
(ALL AMOUNTS IN THOUSANDS OF DOLLARS)
AS AT DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                  CDN GAAP      Exchange Rate       CDN GAAP                             US GAAP
                                                    CAD$         (Note 2(d))           US$        Adjustments  Note 2      US$
                                                  -------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS
Cash and cash equivalents                         $201,651        $1.5737            $128,138                            $128,138
Short-term investment securities                   125,577         1.5737              79,797                              79,797
Accounts receivable                                 47,504         1.5737              30,186                              30,186
Inventories                                         56,484         1.5737              35,892                              35,892
Current portion of future income tax assets         26,898         1.5737              17,092                              17,092
Other                                                2,074         1.5737               1,318                               1,318
                                                  ---------                         ---------                           ---------
                                                   460,188                            292,423                             292,423
                                                  ---------                         ---------                           ---------

Long-term investments and advances                   6,563         1.5737               4,170                               4,170
Property and equipment                              55,522         1.5737              35,281                              35,281
Intangible assets                                   12,845         1.5737               8,162        (8,162)    (c)             0
Future income taxes assets                          17,148         1.5737              10,897         3,069     (c)        13,966
                                                  ---------                         ---------                           ---------
                                                    92,078                             58,511                              53,418
                                                  ---------                         ---------                           ---------
                                                  ---------                         ---------                           ---------
                                                  $552,266                           $350,933                            $345,841
                                                  =========                         =========                           =========
LIABILITIES
CURRENT LIABILITIES
Accounts payable                                  $ 15,674         1.5737              $9,960                            $  9,960
Accrued restructuring charge                         4,140         1.5737               2,631                               2,631
Other accrued liabilities                           11,058         1.5737               7,027                               7,027
Deferred Revenue                                    19,951         1.5737              12,678                              12,678
                                                  ---------                         ---------                           ---------
                                                    50,823                             32,296                              32,296
                                                  ---------                         ---------                           ---------

SHAREHOLDERS' EQUITY
Common shares                                      536,283       historical           385,591        (4,810)    (e)       391,716
                                                                                                     (1,315)    (f)
Accumulated deficit                                (34,840)      historical           (42,257)       10,644              (52,901)
Accumulated other comprehensive loss                     -           -                (24,697)          573     (d)       (25,270)
                                                  ---------                          ---------                           ---------
                                                   501,443                            318,637                             313,545
                                                  ---------                          ---------                           ---------
                                                  ---------                          ---------                           ---------
                                                  $552,266                           $350,933                            $345,841
                                                  =========                          =========                           =========

See accompanying notes to condensed consolidated financial statement data reconciliation

QLT INC.
CONDENSED CONSOLIDATED STATEMENT OF INCOME DATA RECONCILIATION
(ALL AMOUNTS IN THOUSANDS OF DOLLARS)
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                  CDN GAAP      Exchange Rate       CDN GAAP                             US GAAP
                                                    CAD$         (Note 2 (d))         US$        Adjustments  Note 2       US$
                                                  -------------------------------------------------------------------------------
REVENUES
Revenue from Visudyne                             $123,480         1.5528           $ 79,522                            $ 79,522
Contract research and development                    5,990         1.5611              3,837         (16)     (a)          3,853
                                                  ---------                         ---------                           ---------
                                                   129,470                            83,359                              83,375
                                                  ---------                         ---------                           ---------

COSTS AND EXPENSES
Cost of sales                                       23,126         1.5495             14,925                              14,925
Research and development                            47,058         1.5487             30,386       1,747      (b)         42,909
                                                                                                      17      (a)
                                                                                                  10,759      (c)
Selling, general and administrative                 11,764         1.5412              7,633           3      (f)          7,636
Depreciation and amortization                        5,494         1.5511              3,542        (735)     (c)          2,807
Prior years' investment tax credits not
previously recognized                               (7,136)        1.5812             (4,513)      4,513      (b)              -
                                                  ---------                         ---------                           ---------
                                                    80,306                            51,973                              68,276
                                                  ---------                         ---------                           ---------

OPERATING INCOME                                    49,164         1.5664             31,386                              15,098

INVESTMENT AND OTHER INCOME
Net foreign exchange gains                           5,860         1.5364              3,814                               3,814
Interest income                                     10,527         1.5438              6,819           4      (a)          6,815
(Writedown) gain on investments                      5,259         1.5624              3,366                               3,366
Equity loss in NSQ                                       -              -                  -          29      (a)            (29)
Other                                                  429         1.8412                233                                 233
                                                  ---------                         ---------                           ---------
                                                    22,075                            14,232                              14,199
                                                  ---------                         ---------                           ---------

INCOME BEFORE INCOME TAXES                          71,239         1.5616             45,618                              29,297

RECOVERY OF INCOME TAXES                            50,808         1.5810             32,136      (6,260)     (b)         42,215
                                                                                                  (3,819)     (c)
                                                  ---------                         ---------                           ---------
NET INCOME                                         122,047         1.5697             77,754                              71,512
                                                  ---------                         ---------                         -----------

Other comprehensive income (loss)                        -              -                  -      17,724      (g)(d)     (17,724)
                                                  ---------                         ---------                           ---------
COMPREHENSIVE NET INCOME                          $122,047                          $ 77,754                            $ 53,788
                                                  =========                         =========                           =========

See accompanying notes to condensed consolidated financial statement data reconciliation

QLT INC.
CONDENSED BALANCE SHEET DATA RECONCILIATION
(ALL AMOUNTS IN THOUSANDS OF DOLLARS)
AS AT DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                  CDN GAAP      Exchange Rate       CDN GAAP                             US GAAP
                                                    CAD$         (Note 2(d))            US$        Adjustments  Note 2      US$
                                                  --------------------------------------------------------------------------
ASSETS
CURRENT ASSETS
Cash and cash equivalents                         $112,073         1.5928           $ 70,362            (699)   (a)      $ 69,663
Short-term investment securities                   148,307         1.5928             93,111                               93,111
Accounts receivable                                 41,390         1.5928             25,986              12    (a)        25,998
Inventories                                         61,509         1.5928             38,617                               38,617
Current portion of future income tax assets         30,111         1.5928             18,904                               18,904
Other                                                4,020         1.5928              2,524                                2,524
                                                  ---------                        ---------                            ---------
                                                   397,410                           249,504                              248,817
                                                  ---------                        ---------                            ---------

Long-term investments and advances                  14,696         1.5928              9,227             755    (a)         9,982
Property and Equipment                              57,662         1.5928             36,202             (81)   (a)        36,121
Intangible assets                                   15,948         1.5928             10,013         (10,013)   (c)            (0)
Future income taxes assets                          30,595         1.5928             19,209           3,804    (c)        23,013
                                                  ---------                        ---------                            ---------
                                                   118,901                            74,651                               69,116
                                                  ---------                        ---------                            ---------
                                                  ---------                        ---------                            ---------
                                                  $516,311                          $324,155                             $317,933
                                                  =========                        =========                            =========
LIABILITIES
CURRENT LIABILITIES
Accounts payable                                   $16,265         1.5928           $ 10,212             (12)   (a)      $ 10,200
Accrued liabilities                                 11,967         1.5928              7,513                                7,513
Deferred Revenue                                    11,977         1.5928              7,519                                7,519
                                                  ---------                        ---------                            ---------
                                                    40,209                            25,244                               25,232
                                                  ---------                        ---------                            ---------

SHAREHOLDERS' EQUITY
Common shares                                      530,404       historical          381,865          (4,810)   (e)       387,990
                                                                                                      (1,315)   (f)
Accumulated deficit                                (54,302)      historical          (54,662)         11,834              (66,496)
Accumulated other comprehensive income                   -           -               (28,292)            501    (d)       (28,793)
                                                  ---------                         ---------                            ---------
                                                   476,102                           298,911                              292,701
                                                  ---------                         ---------                            ---------
                                                  ---------                         ---------                            ---------
                                                  $516,311                          $324,155                             $317,933
                                                  =========                         =========                            =========

See accompanying notes to condensed consolidated financial statement data reconciliation

QLT INC.
CONDENSED CONSOLIDATED STATEMENT OF INCOME DATA RECONCILIATION
(ALL AMOUNTS IN THOUSANDS OF DOLLARS)
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                  CDN GAAP      Exchange Rate       CDN GAAP                             US GAAP
                                                    CAD$         (Note 2 (d))         US$        Adjustments  Note 2       US$
                                                  -------------------------------------------------------------------------------
REVENUES
Revenue from Visudyne                             $ 37,424         1.5012           $ 24,930                            $ 24,930
Contract research and development                    7,657         1.4932              5,128                               5,128
Royalties on product sales - Photofrin                 969         1.4615                663                                 663
Revenue from collaborative arrangements              3,171         1.4915              2,126         448      (h)          1,678
                                                  ---------                         ---------                           ---------
                                                    49,221                            32,847                              32,399
                                                  ---------                         ---------                           ---------

COSTS AND EXPENSES
Cost of sales                                       10,325         1.4975              6,895                               6,895
Market and business development costs                5,300         1.4521              3,650                               3,650
Research and development                            48,839         1.4889             32,802                              32,802
Selling, general and administrative                 13,255         1.4907              8,892       1,312      (f)         10,204
Depreciation and amortization                        3,127         1.4743              2,121                               2,121
                                                  ---------                         ---------                           ---------
                                                    80,846                            54,360                              55,672
                                                  ---------                         ---------                           ---------

OPERATING INCOME                                   (31,625)        1.4700           (21,513)                             (23,273)

INVESTMENT AND OTHER INCOME
Net foreign exchange gains                           6,782         1.4844              4,569                               4,569
Interest income                                     15,940         1.4844             10,738                              10,738
(Writedown) gain on investments                     16,785         1.4845             11,307                              11,307
Other                                                1,571         1.4849              1,058                               1,058
                                                  ---------                         ---------                           ---------
                                                    41,078                            27,672                              27,672
                                                  ---------                         ---------                           ---------

INCOME BEFORE INCOME TAXES                           9,453         1.5348              6,159                               4,399

PROVISION FOR INCOME TAXES                               -              -                  -                                   -
                                                  ---------                         ---------                           ---------
NET INCOME                                           9,453         1.5348              6,159                               4,399
                                                  ---------                         ---------                           ---------

Other comprehensive income (loss)                        -              -                  -       4,004      (d)(g)      (4,004)
                                                  ---------                         ---------                           ---------
COMPREHENSIVE NET INCOME                          $  9,453                          $  6,159                            $    395
                                                  =========                         =========                           =========

See accompanying notes to condensed consolidated financial statement data reconciliation

QLT INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENT DATA RECONCILIATION DECEMBER 31, 2002, 2001 AND 2000


1.   BASIS OF PRESENTATION

The accompanying condensed consolidated financial statement data of QLT Inc. ("QLT") is prepared by management to provide additional information to readers of the primary and statutory consolidated financial statements of QLT, which are prepared under U.S. generally accepted accounting standards ("U.S. GAAP") and Canadian GAAP ("CDN GAAP"), respectively.

The condensed consolidated balance sheets and statements of income have been derived from the audited financial statements of QLT for each of the three years ended December 31, 2002. Effective December 31, 2002, the Company changed its reporting currency to the U.S. dollar from the Canadian dollar and has also elected to report its primary financial statements in accordance with U.S. GAAP. QLT adopted the U.S. dollar and U.S. GAAP in order to provide information on a more comparable basis with the majority of the companies in QLT's peer group. QLT has retained the Canadian dollar as its functional currency. Previously, the Company's primary financial statements were reported under Canadian GAAP and were reconciled to U.S. GAAP.

The primary financial statements of QLT are reported in QLT's 2002 Annual Report on Form 10-K filed with the securities authorities in the U.S. and Canada. The financial information for each of the years in the three year period ended December 31, 2002, and all prior periods, have been remeasured and are presented in U.S. dollars and in accordance with U.S. GAAP as if the U.S. dollar had been used as the reporting currency during those periods. The Company's Canadian statutory financial statements are reported under Canadian GAAP

The condensed consolidated financial statement data should be read in conjunction with the foregoing financial statements of QLT including the notes thereto.


2.   ADJUSTMENTS

The primary financial statements of the Company are reported under U.S. GAAP, which as they apply to the Company differ in certain respects from Canadian GAAP. Significant differences are set forth below:

     (a) Under U.S. GAAP, the Company accounts for its 50% share of its joint venture with NSQ using the equity method of accounting. Under Canadian GAAP, the Company consolidates its 50% share of each of the assets, liabilities, revenues and expenses of the joint venture. Additional information on the joint venture is included in the Company's Canadian GAAP consolidated financial statements.

     (b) Under U.S. GAAP the benefit of investment tax credits are recorded as part of the tax provision. Under Canadian GAAP, such tax credits are classified against the expenditure to which they relate, research and development.

     (c) In 2001, the Company acquired certain option and development and marketing rights. Under U.S. GAAP, technology options and rights may not have alternate future uses and are therefore expensed as research and development costs. As a result, a deferred tax asset resulting from the expensing of the option and rights is recorded. Under Canadian GAAP the option and rights are capitalized as intangibles and amortized over their useful lives. No future income tax asset is recorded on acquisition.

     (d) The consolidated financial statements of the Company are translated into U.S. dollars using the current rate method. Assets and liabilities are translated at the rate of exchange prevailing at the balance sheet date. Shareholders' equity is translated at the applicable historical rate. Revenue and expenses are translated at a weighted average rate of exchange for the respective year. Exchange rates used on revenue and expenses vary based on the relative weighting during the period of exchange. The cumulative foreign currency translation adjustment is reported as a component of shareholders' equity.

     (e) Under U.S. GAAP a beneficial conversion feature attached to certain preferred shares was accreted as a return to the preferred shareholders (until 1999). This resulted in an increase in the stated amount of share capital.

     (f) In 2000 and 2001, the Company accelerated the vesting of certain employee stock options for certain employees as part of their severance. Under U.S. GAAP the Company recorded a compensation expense (offset by additional paid in capital in shareholders' equity) equal to the intrinsic value of the options.

     (g) In 2000 and 2001 QLT held certain investments which under U.S. GAAP are recorded as held-to-maturity or as available-for-sale securities. Such securities are required to be carried at amortized cost or marked to market (with unrealized holding gains and losses recorded in other comprehensive income), respectively.

     (h) In 2000, the Company adopted an accounting policy for recognizing milestone revenue on collaborative arrangements to be consistent with US GAAP as clarified by Staff Accounting Bulletin 101 ("SAB 101"). Under Canadian GAAP the effect of this change is recorded on a retroactive basis as an adjustment to prior years reported operations.